Exhibit 10.1

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT				1. CONTRACT ID CODE		PAGE OF PAGES
						1	9
2. AMENDMENT/MODIFICATION NO.			3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
P00002 6. ISSUED BY			09/25/2020	OS257167
		CODE	ASPR-BARDA	7. ADMINISTERED BY (If other than Item 6)	CODE	ASPR-BARDA

ASPR-BARDA 200 Independence Ave., S.W. Room 640-G AUT Washington DC 20201				ASPR-BARDA US DEPT OF HEALTH & HUMAN SERVICES BIOMEDICAL ADVANCED RESEACH & DEVELOPMENT 200 INDEPENDENCE AVE, S.W. Washington DC 20201
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)				(x) 9A. AMENDMENT OF SOLICITATION NO.

T2 BIOSYSTEMS, INC. 1512719 Attn: STEPHEN HAGAN				9B. DATED (SEE ITEM 11)

T2 BIOSYSTEMS, INC. 101 HARTWELL AVE LEXINGTON MA 024213125				x		10A. MODIFICATION OF CONTRACT/ORDER NO. 75A50119C00053

10B. DATED (SEE ITEM 13)
CODE	1512719	FACILITY CODE		09/30/2019
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
☐The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers					☐is extended	☐is not extended

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended , by one of the following methods: (a) By completing Items 8 and 15, and returning                         copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted ; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted , such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)				Net Increase:	$10,495,783.00

[***] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

2020.1992020.25106
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X	D. OTHER (Specify type of modification and authority) FAR 52.217-9 Option to Extend the Term of the Contract

E. IMPORTANT:	Contractor	☐is not	x is required to sign this document and return	1	☐copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Tax ID Number: 20-4827488

DUNS Number: 803126320

The purpose of this modification is to exercise and fully fund Option One (1).In addition, this modification will modify the following Articles: B.2 Base Period; B.3 Option Periods; B.4 Estimated Cost-Cost Sharing; B.6 Advance Understandings; G.3 Key Personnel; F.1 Estimated Period of Performance; and F.2 Deliverables; as well as update Section J with Attachment #1 - Statement of Work, dated September 12, 2020.

The Base period of performance end date remains as October 8, 2020 [UNCHANGED].

The Option 1 period of performance will be from [***]

Continued ...

Except as provided herein, all terms and conditions of the document referenced in Item 9 A or 10A, as heretofore changed, remains unchanged and in full force and effect .

15A.NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

ALEC BARCLAY		ROSHAWN K. MAJORS

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
/S/ ALEC BARCLAY	9/25/2020
(Signature of person authorized to sign)		(Signature of Contracting Officer)

Previous edition unusable		STANDARD FORM 30 (REV. 11/2016)
Prescribed by GSA FAR (48 CFR) 53.243

[***] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE OF
	75A50119C00053/P00002	2	9

NAME OF OFFEROR OR CONTRACTOR

T2 BIOSYSTEMS, INC. 1512719

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
(A)	(B)	(C)	(D)	(E)	(F)
Appr. Yr.: 2020 CAN: 1992020 Object Class: 25106 Period of Performance: [***]
Change Item 2 to read as follows(amount shown is the oblied amount):
2	Option 1 Period: [***]				10,495,783.00

NSN 7540-01-152-8067					OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

[***] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Contract No: 75A50119C00053 Modification No: P0002	SPECIAL PROVISIONS

SUPPLEMENTAL AGREEMENT

**RED BOLD font denotes applicable changes

Beginning with the effective date of this modification, the Government and the Contractor mutually agree as follows:

Under SECTION B – SUPPLIES OR SERVICES AND PRICES/COSTS, ARTICLE B.2 is hereby modified to reflect the following:

B.2 BASE PERIOD

1.

For the Government, the total estimated cost of the base period of this contract, excluding fee, is $5,978,993.  For the Contractor, the total estimated cost of the base period of this contract, excluding fee, is $[***]

2.

The Contractor shall maintain records of all contract costs and such records shall be subject to FAR 52.215-2 (Oct 2010), Audit and Records – Negotiation and incorporated by reference into the contract in SECTION I.

3.	The amount currently obligated will cover base performance of the contract through October 8, 2020.

CLIN	Period of Performance	Supplies/Services	BARDA Estimated Not To Exceed	T2 Estimated Not to Exceed	Overall Total Estimated Not to Exceed
0001	Base Period 9/9/2019 through 10/8/2020	[***]	$5,978,993	$[***]	$[***]

ARTICLE B.3 OPTION PERIODS - the table included in this Article is hereby modified to reflect the following:

B.3 COST REIMBURSMENT OPTIONS

a.

The contract includes optional, cost reimbursement CLINs 0002 through 0007.  The Government may exercise Option Periods in accordance with FAR 52.217-9 Option to Extend the Term of the Contract ~~(March 2000)~~, as set forth in Section I of the contract.

b.

The contract includes optional services, cost reimbursement CLIN 0008.  The Government may exercise Option Services in accordance with FAR 52.217-8 Option to Extend Services, as set forth in Section I of the contract.

[***] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Contract No: 75A50119C00053 Modification No: P0002	SPECIAL PROVISIONS

c.

Unless the government exercises its option pursuant to the option clause contained in ARTICLE I.2, the contract consists only of the Base Work segment specified in the Statement of Work as defined in SECTONS C and F, for the price set forth in ARTICLE B.2 of the contract.

d.	The Government may modify the contract unilaterally and require the contractor to provide supplies and services for Option Periods listed below, in accordance with FAR 52.217-9.

e.

If the Government decides to exercise an option(s), the Government will provide the Contractor a preliminary written notice of its intent as referenced in the clause.  Specific information regarding the time frame for this notice is set forth in the OPTION CLAUSE Article in SECTION G of this contract. The estimated cost of the contract will be increased as set forth below:

Option	CLIN	Period of Performance	Supplies/Services	BARDA Estimated Not to Exceed	T2 Estimated Not to Exceed	Overall Total Estimated Not to Exceed
1	0002	[***]	Option 1 Period: [***]	$10,495,783	$[***]	$[***]
2	0003	[***]	Option 2 Period: [***]	$[***]	$[***]	$[***]
3	0004	[***]	Option 3 Period: [***]	$[***]	$[***]	$[***]
4	0005	[***]	Option 4 Period: [***]	$[***]	$[***]	$[***]
5	0006	[***]	Option 5 Period: [***]	$[***]	$[***]	$[***]
6	007	[***]	Option 6 Period:	$[***]	$[***]	$[***]
Optional Services	0008	[***]	[***]	$[***]	$[***]	$[***]
		TOTALS	Only option years	$[***]	$[***]	$[***]
		TOTALS	Base + options	$68,952,025	$[***]	$[***]

[***] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Contract No: 75A50119C00053 Modification No: P0002	SPECIAL PROVISIONS

ARTICLE B.4 ESTIMATED COST-COST SHARING is hereby modified as follows:

B.4 ESTIMATED COST - COST SHARING

This is a cost-sharing contract. The overall estimated total cost sharing for performance under this contract is $[***] (Base plus Options for both BARDA and T2).  For further provisions regarding the specific cost-sharing arrangement, see the ADVANCE UNDERSTANDINGS, Article in SECTION B of the Contract.B.6. ADVANCE UNDERSTANDINGS, subparagraph (i), number (2) is hereby modified to reflect the following:

B.6 ADVANCE UNDERSTANDINGS

i.	Cost Sharing
2.	The Government shall provide monies in an amount not to exceed the values set forth Article B.2 and B.3. The Contractor's share is estimated using the values set forth in Article B2. and B.3.

All other contract terms under Section B remains unchanged.

Under SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT, Statement of Work is hereby modified to reflect Attachment # 1 dated September 12, 2020 in Section J of this contract.

All other contract terms under Section C remains unchanged.

Under SECTION SECTION F – DELIVERIES OR PERFORMANCE, ARTICLES G.3 KEY PERSONNEL is hereby modified to reflect the following:

F.1 ESTIMATED PERIOD OF PERFORMANCE

The estimated period of performance for this contract shall be consistent with the dates set forth in the Base Period in Section B.2. If the Government exercises the Options Period(s) and/or Option Services, pursuant to the Option Clause in Section I.3 of the contract, the period of performance shall be increased as shown in the table in Section B.3.

F. 2 DELIVERABLES

Successful performance of the final contract shall be deemed to occur upon completion of performance of the work set forth in the Statement of Work dated September 12, 2020, set forth in Section J - List of Attachments of this contract and upon delivery and acceptance, as required by the Statement of Work, by the COR, of each of the deliverables described in Section C, Section F, and Section J.

[***] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Contract No: 75A50119C00053 Modification No: P0002	SPECIAL PROVISIONS

All other contract terms under Section F remains unchanged.

Under SECTION G – CONTRACT ADMINISTRATION DATA, ARTICLE G.3 KEY PERSONNEL is hereby modified to reflect the following:

G.3 KEY PERSONNEL

Pursuant to the Key Personnel clause incorporated in Section I of this contract, the following individuals are considered to be essential to the work being performed hereunder:

Name	Title
Alec Barclay	Principal Investigator, Chief Operations Officer
Catherine Hogan	Director, Program Management

The key personnel specified in this contract are considered to be essential to work performance. At least 30 days prior to diverting any of the specified individuals to other programs or contracts (or as soon as possible, if an individual must be replaced, for example, as a result of leaving the employ of the Contractor), the Contractor shall notify the Contracting Officer and shall submit comprehensive justification for the diversion or replacement request (including proposed substitutions for key personnel) and qualifications of the individual proposed as a substitute to permit evaluation by the Government of the impact on performance under this contract. The Contractor shall not divert or otherwise replace any key personnel without the written consent of the Contracting Officer. The Government may modify the contract to add or delete key personnel at the request of the contractor or Government. At a minimum, the key personnel should include the project manager, principal investigator, radiation biologist, quality control manager, quality assurance director, regulatory lead, and manufacturing lead.

All other contract terms under Section G remains unchanged.

Under SECTION J LIST OF ATTACHMENTS is hereby modified to reflect the following:

1.	STATEMENT OF WORK

Statement of Work, dated September 12, 2020, 28 pages

All other contract terms under Section J remains unchanged.

[***] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Contract No: 75A50119C00053 Modification No: P0002	SPECIAL PROVISIONS

CONTRACTOR’S STATEMENT OF RELEASE

In consideration of the modification(s) agreed to herein as complete and equitable adjustments of any sort are NOT due from Contractor's revision of Section J, Attachment 1 – Statement of Work, dated September 12, 2020.  The Contractor hereby releases the Government from any and all liability under the contract for further equitable adjustments attributable to such facts or circumstances as a result of this action.

All other contract terms remain unchanged.

END OF MODIFICATION P00002

[***] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Contract No: 75A50119C00053 Modification No: P0002	SPECIAL PROVISIONS

ATTACHMENT 1

Biomedical Advanced Research and Development Authority (BARDA) Broad Agency Announcement (BAA)

(Solicitation   #BAA-18-100-SOL-00003)

Advanced Research and Development of Chemical, Biological, Radiological, and Nuclear Medical Countermeasures

RAPID, HIGH-THROUGHPUT, MULTIPLEXED DETECTION OF BIOTHREAT SPECIES ID AND RESISTANCE GENES USING T2MR

Topic Area of Interest No. [7.2.4 & 7.3.3] Statement of Work DATED July 22, 2019 (Diagnostics/Devices Product Development)

STATEMENT OF WORK

BIOMEDICAL ADVANCED RESEARCH AND DEVELOPMENT AUTHORITY (BARDA) BROAD AGENCY ANNOUNCEMENT (BAA) BAA-18-100-SOL-00003

ADVANCED RESEARCH AND DEVELOPMENT OF CHEMICAL, BIOLOGICAL, RADIOLOGICAL, AND NUCLEAR MEDICAL COUNTERMEASURES

RAPID, HIGH-THROUGHPUT, MULTIPLEXED DETECTION OF BIOTHREAT SPECIES ID AND RESISTANCE GENES USING T2MR

AREA OF INTEREST NUMBERS 7.2.4 AND 7.3.3 CONTRACTUAL STATEMENT OF WORK

[***]

[***] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.